UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT 1934

Date of Report (Date of earliest event reported):  December 14, 2011

SELWAY CAPITAL ACQUISITION CORPORATION
(Exact name of registrant as specified in charter)

Delaware	000-54527	27-4563770
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

74 Grand Avenue 2nd Floor Englewood, NJ		07631
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:		(201) 541-1083

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On December 14, 2011, Selway Capital Acquisition Corporation. (the “Company”) issued a press release announcing that Aegis Capital Corp., the representative of the underwriters of its initial public offering of units, has notified the Company that commencing December 16, 2011, the holders of the Company's units may elect to separately trade the common stock and warrants underlying the units. Those units not separated will continue to trade on the Over-The-Counter Bulletin Board under the symbol "SWCAU" and the common stock and the warrants are expected to trade under the symbols "SWCA" and "SWCAW", respectively.  The press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release, dated December 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELWAY CAPITAL ACQUISITION CORPORATION

By:	/s/ Edmundo Gonzalez
Name: Edmundo Gonzalez
Title: Chief Financial Officer

Dated: December 15, 2011

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated December 14, 2011